EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

Dated as of March 31, 2005

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among SOLO CUP COMPANY, a Delaware corporation (the “Borrower”), SOLO CUP INVESTMENT CORPORATION, a Delaware corporation (“Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of February 27, 2004 (such Credit Agreement, as amended, supplemented or otherwise modified up to but not including the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment will have the same meanings as specified in the Credit Agreement;

(2) WHEREAS, the Borrower desires to refinance and replace all outstanding Term Loans under the Credit Agreement with a new class of Term B1 Loans under the Credit Agreement (the “Term B1 Loans”) up to an aggregate principal amount of $643,500,000, having identical terms with, and having the same rights and obligations under the Loan Documents, as the Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby;

(3) WHEREAS, each Term Lender who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term Commitment and Term Loans (which Term Commitment and Term Loans shall thereafter be deemed terminated and refinanced in full, it being understood and agreed, however, that the Term B1 Commitments and Term B1 Loans are in substitution for, but not in payment or satisfaction of, the Term Commitments and the Term Loans) for an obligation to make Term B1 Loans to the Borrower (a “Term B1 Commitment”) and Term B1 Loans in the same aggregate principal amount as such Lender’s outstanding Term Loans as determined immediately prior to the Term B1 Facility Effective Date, and such Lender shall thereafter become a Term B1 Lender (each, in such capacity, a “Term B1 Lender”);

(4) WHEREAS, each Person who executes and delivers this Amendment as a lender other than pursuant to an exchange of term loans described in Section 2.01(a)(ii) of the Credit Agreement as amended hereby (each, in such capacity, an “Additional Term B1 Lender”), will make Term B1 Loans on the Term B1 Facility Effective Date (as defined below) (each, an “Additional Term B1 Loan”) to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement, as amended as of the Term B1 Facility Effective Date, under the caption Additional Term B1 Loans, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Term Loans of Term Lenders, if any, who do not execute and deliver this Amendment, it being understood that an Additional Term B1 Lender may be a Term Lender prior to the Term B1 Facility Effective Date;

(5) WHEREAS, the proceeds of the Term B1 Loans and the Additional Term B1 Loans shall be used by the Borrower to refinance and replace the Term B Facility and to pay related transaction fees and expenses;

(6) WHEREAS, the Borrower shall pay to each Term Lender all accrued and unpaid interest on its Term Loans to the Term B1 Facility Effective Date on such Term B1 Facility Effective Date;

(7) WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

(8) WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Additional Term B1 Commitment” means, as to each Additional Term B1 Lender, the commitment of such Additional Term B1 Lender to make Additional Term B1 Loans to the Borrower on the Term B1 Facility Effective Date, in an amount in Dollars set forth next to the name of such Additional Term B1 Lender on Schedule 2.01 hereto under the caption “Additional Term B1 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Additional Term B1 Lender” means a Person with an Additional Term B1 Commitment to make Additional Term B1 Loans to the Borrower on the Term B1 Facility Effective Date, it being understood that an Additional Term B1 Lender may be a Term Lender.

“Additional Term B1 Loan” means a Loan or Loans in Dollars made pursuant to Section 2.01(a)(iii) of this Agreement on the Term B1 Facility Effective Date.

“Existing Term Loans” means the Term Loans outstanding under the Credit Agreement immediately prior to the Term B1 Facility Effective Date.

“First Amendment” means the First Amendment to this Agreement, dated as of March 31, 2005, among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in Section 3 of the First Amendment.

“Term B1 Borrowing” means a borrowing consisting of simultaneous Term B1 Loans of the same Type made by the Term B1 Lenders.

“Term B1 Facility” means, at any time, the aggregate Term B1 Loans of all Lenders at such time.

“Term B1 Facility Effective Date” has the meaning specified in Section 3 of the First Amendment.

“Term B1 Lender” means, collectively, (a) each Term Lender that executes and delivers the First Amendment on or prior to the Term B1 Facility Effective Date and (b) each Additional Term B1 Lender.

“Term B1 Loan” means a Loan or Loans in Dollars made pursuant to Section 2.01(a)(iii) or deemed made pursuant to Section 2.01(a)(ii).

(b) Section 1.01 of the Credit Agreement is hereby further amended as follows:

(i) By amending and restating subclause (a) in the definition of “Applicable Rate” in its entirety to read in full as follows:

“(a) with respect to Term B1 Loans, (i) for Eurodollar Rate Loans, 2.00% and (ii) for Base Rate Loans, 1.00%.”

(ii) By amending subclause (b) in the definition of “Applicable Rate” by adding the phrase “and Letters of Credit” immediately following the phrase “with respect to Revolving Credit Loans” in the first line thereof.

(iii) By further amending subclause (b) in the definition of “Applicable Rate” by adding the phrase “and Letters of Credit” immediately following the phrase “Eurodollar Rate Loans” in clause (i)(A) thereof.

(iv) By deleting the phrase “Pricing Level 2 with respect to Term Loans and” from the proviso in the final paragraph of the definition of “Applicable Rate”.

(v) By amending and restating subclause (a) in the definition of “Appropriate Lender” to read in full as follows:

“(a) with respect to the Term B1 Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time,”.

(vi) By deleting the definition of “Commitment” in its entirety and inserting the following definition in its place:

““Commitment” means a Term B1 Commitment, an Additional Term B1 Commitment or a Revolving Credit Commitment, as the context may require.”

(vii) By amending and restating clause (xii) in the definition of “Consolidated EBITDA” to read in full as follows:

“(xii) for a period of thirty-six months after the Closing Date, non-recurring cash expenses incurred in connection with respect to the post-Merger integration of the Company and Old Solo Cup, in an aggregate amount not to exceed $60,000,000 for such thirty-six month period and”

(viii) By amending and restating the definition of “Facility” to read in full as follows:

““Facility” means the Term B1 Facility, the Revolving Credit Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.”

(ix) By deleting the definition of “Maturity Date” in its entirety and inserting the following definition in its place:

““Maturity Date” means, (a) with respect to the Revolving Credit Facility, the earlier of (i) February 27, 2010 and (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments, and the Swing Line Commitments pursuant to Section 2.06 or 8.02 and (b) with respect to the Term B1 Facility, the earlier of (i) February 27, 2011 and (ii) the date of termination in whole of the commitments or the declaration of the Term B1 Loans to be due and payable or acceleration of the Term B1 Loans pursuant to Section 8.02.”

(x) By amending and restating the definition of “Term Borrowing” to read in full as follows:

““Term Borrowing” means a Term B1 Borrowing.”

(xi) By deleting the definition of “Term Commitment” in its entirety and inserting the following definition in its place:

““Term B1 Commitment” means, as to each Term B1 Lender at any time, its obligations to make Term B1 Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 hereto under the caption “Total Term B1 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.”

(xii) By amending and restating the definition of “Term Facility” to read in full as follows:

““Term Facility” means the aggregate Existing Term Loans of all Lenders immediately prior to the Term B1 Facility Effective Date.”

(xiii) By amending and restating the definition of “Term Lender” to read in full as follows:

““Term Lender” means any Lender that had outstanding Existing Term Loans immediately prior to the Term B1 Facility Effective Date in such capacity.”

(xiv) By amending and restating the definition of “Term Loan” to read in full as follows:

““Term Loan” means an advance made by any Term Lender under the Term Facility prior to the Term B1 Facility Effective Date.”

(xv) By deleting the definition of “Term Note” in its entirety and inserting the following definition in its place:

““Term B1 Note” means a promissory note of the Borrower payable to the order of any Term B1 Lender, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Term B1 Loans made or deemed made by such Lender.”

(c) Article II of the Credit Agreement is hereby amended (i) by redesignating Section 2.01(a) as Section 2.01(a)(i) and by inserting the following sentence immediately after the third sentence thereof: “It is understood and agreed that any exchange of Term Loans for Term B1 Loans pursuant to Section 2.01(a)(ii) is not a reborrowing.” and (ii) by adding the following new subsections (ii) through (vi) after Section 2.01(a)(i):

“(ii) Exchange. Subject to the terms and conditions hereof, each Lender with a Term B1 Commitment severally agrees to exchange its Existing Term Loans for a like principal amount in Dollars of Term B1 Loans on the Term B1 Facility Effective Date, and from and after the Term B1 Facility Effective Date such Existing Term Loans shall be deemed refinanced and repaid in full and such Term B1 Loans shall be deemed made hereunder. On the Term B1 Facility Effective Date, the Administrative Agent shall record in the Register the aggregate amount of all Term B1 Loans deemed made pursuant to this Section 2.01(a)(ii).

(iii) The Additional Term B1 Loans. Subject to the terms and conditions hereof, each Additional Term B1 Lender severally agrees to make an Additional Term B1 Loan in Dollars to the Borrower on the Term B1 Facility Effective Date in a principal amount not to exceed its Additional Term B1 Commitment on the Term B1 Facility Effective Date. The Borrower shall refinance and repay all Term Loans of Term Lenders that do not execute and deliver the First Amendment on the Term B1 Facility Effective Date with the gross proceeds of the Additional Term B1 Loans.

(iv) Application of Proceeds of Term B1 Loans. The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Term B1 Loans made on the Term B1 Facility Effective Date to refinance and repay in full and replace the Term Loans of Term Lenders.

(v) Interest. On the Term B1 Facility Effective Date the Borrower shall pay all accrued and unpaid interest on the Term Loans to the Term Lenders; provided, however, it is understood that the existing Interest Periods of the Term Loans prior to the Term B1 Facility Effective Date shall continue on and after the Term B1 Facility Effective Date and shall accrue interest at the Applicable Rate in effect on and after the Term B1 Facility Effective Date.

(vi) Modification of References. Upon the Term B1 Facility Effective Date, the Term B1 Loans shall have the same terms as the Term Loans and the Term B1 Lenders shall have the same rights and obligations as the Term Lenders as set forth in the Loan Documents, except as modified by the First Amendment, and all references to “Term Loans”, “Term Commitment”, “Term Facility”, “Term Note”, “Term Lenders” and “Term Borrowings” in the Loan Documents shall also be deemed to be references to “Term B1 Loans”, “Term B1 Commitment”, “Term B1 Facility”, “Term B1 Note”, “Term B1 Lenders” and “Term B1 Borrowings”, respectively, unless the context clearly indicates otherwise.

(d) Article II of the Credit Agreement is hereby further amended by adding a new subsection (c) at the end of Section 2.05, to read in full as follows:

“(c) Anything contained in this Section 2.05 to the contrary notwithstanding, any prepayment of Term B1 Loans pursuant to Section 2.05(a) effected on or before the date that is one year after the First Amendment Effective Date with the proceeds of a substantially concurrent incurrence of additional Term B1 Loans (or other loans having substantially similar terms as the Term B1 Loans) under this Agreement shall be accompanied by a prepayment premium equal to 1.00% of the aggregate principal amount of such prepayment if, immediately prior to such prepayment, the Applicable Rate in effect with respect to the Term B1 Loans exceeds the Applicable Rate in effect with respect to such additional Term B1 Loans.”

(e) Article II of the Credit Agreement is hereby further amended by amending and restating Section 2.07(a) to read in full as follows:

“(a) Term B1 Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B1 Lenders the aggregate principal amount of all Term B1 Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Date	Amount
May 27, 2005	$1,625,000.00
August 27, 2005	$1,625,000.00
November 27, 2005	$1,625,000.00
February 27, 2006	$1,625,000.00
May 27, 2006	$1,625,000.00
August 27, 2006	$1,625,000.00
November 27, 2006	$1,625,000.00
February 27, 2007	$1,625,000.00
May 27, 2007	$1,625,000.00
August 27, 2007	$1,625,000.00
November 27, 2007	$1,625,000.00
February 27, 2008	$1,625,000.00
May 27, 2008	$1,625,000.00
August 27, 2008	$1,625,000.00
November 27, 2008	$1,625,000.00
February 27, 2009	$1,625,000.00
May 27, 2009	$1,625,000.00
August 27, 2009	$1,625,000.00
November 27, 2009	$1,625,000.00
February 27, 2010	$1,625,000.00
May 27, 2010	$1,625,000.00
August 27, 2010	$1,625,000.00
November 27, 2010	$1,625,000.00
February 27, 2011	$606,125,000.00

provided, however, that the final principal repayment installment of the Term B1 Loans shall be repaid on the Maturity Date for the Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Term B1 Loans outstanding on such date.”

(f) Article VI of the Credit Agreement is hereby amended by adding the following paragraph at the end of Section 6.02:

“The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.””

(g) Article VI of the Credit Agreement is hereby further amended by adding the following proviso immediately before the period at the end of the “Use of Proceeds” covenant in Section 6.11:

“; provided, however, that proceeds from the Term B1 Loans shall be used solely to refinance and replace the Term Loans and pay any transaction fees and expenses in connection therewith”

(h) Exhibit C-1 is amended and restated in full in the form of new Exhibit C-1, attached hereto as Exhibit A.

(i) Schedule 2.01 is amended and restated in full in the form of new Schedule 2.01, attached hereto as Exhibit B.

SECTION 2. Amendment to Schedule 2.01. Upon the effectiveness of this Amendment, Schedule 2.01 to the Credit Agreement shall be amended in the form of new Schedule 2.01 attached hereto as Exhibit B to reflect the allocations of the Lenders as of the Term B1 Facility Effective Date (as defined below).

SECTION 3. Conditions of Effectiveness. (a) This Amendment shall become effective as of the date first written above (the “First Amendment Effective Date”) when the Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the Consent attached hereto executed by each of the Loan Parties (other than the Borrower), and Section 1 and Section 2 (except to the extent set forth in Section 3(b) below) shall become effective as of the date first written above when, and only when, the Borrower shall have paid all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower in reasonable detail) incurred in connection with the preparation, negotiation and execution of this Amendment to the extent invoiced, subject to Section 7 hereof. The Borrower shall have also paid such fees as have been separately agreed among the Borrower, the Administrative Agent and Banc of America Securities LLC.

(b) The portions of this Amendment relating to the refinancing and replacement of the Term Facility with the Term B1 Facility shall become effective as of the date (the “Term B1 Facility Effective Date”) when, and only when, each of the following conditions set forth in this Section 3(b) shall have been satisfied to the satisfaction of the Administrative Agent:

(i) First Amendment Effective Date. The First Amendment Effective Date shall have occurred.

(ii) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrower, (b) Holdings, (c) the Administrative Agent, (d) the Required Lenders and (e) each Term Lender, or in lieu of one or more Term Lenders, one or more Additional Term B1 Lenders providing Additional Term B1 Commitments in an amount sufficient to refinance all of the principal of the Term Loans owed to such non-consenting Term Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(iii) Committed Loan Notice. The Borrower shall have provided the Administrative Agent with a Committed Loan Notice in accordance with the requirements of Section 2.02(a) of the Credit Agreement with respect to the borrowing of the Additional Term B1 Loans on the Term B1 Facility Effective Date.

(v) Payment of Expenses. The Borrower shall have paid all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Shearman & Sterling LLP invoiced in reasonable detail) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement to the extent invoiced, subject to Section 7 hereof.

(vi) Evidence of Debt. Each Term B1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Amendment, evidencing the Term B1 Loans.

(vii) Interest, Etc. Simultaneously with the making of the Term B1 Loans, the Borrower shall have paid to all the Term Lenders all interest on the Term Loans that is accrued and unpaid as of the Term B1 Facility Effective Date.

(viii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities signatory thereto.

(ix) Resolutions. The Administrative Agent shall have received certified copies of (A) the resolutions of the Board of Directors of (1) the Borrower evidencing approval for this Amendment and all matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(x) Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or another Responsible Officer) of the Borrower on behalf of itself and each other Loan Party certifying (A) the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of any Loan Party is required for the due execution, delivery or performance of this Amendment by the Borrower and Holdings and of the Consent by the Loan Parties signatories thereto, (C) that the representations and warranties of the Loan Parties contained in Section 4 of this Amendment, in Article V of the Credit Agreement and in any other Loan Document are true and correct on and as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (D) that no event has occurred and is continuing that constitutes a Default.

(xi) Legal Opinion. A favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties, to the effect that this Amendment and the Consent have been duly authorized, executed and delivered by the Loan Parties and confirming its opinions dated February 27, 2004 pursuant to Section 4.01(a)(vii) of the Credit Agreement that have been reasonably requested by the Administrative Agent to be so confirmed, with references therein to the “Credit Agreement” to mean the Credit Agreement, as amended by this Amendment.

(xii) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

(xiii) No Default. No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.

SECTION 4. Representations and Warranties of the Borrower. Each of Holdings and the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by it of this Amendment, the execution, delivery and performance of the Consent by the Loan Parties signatory thereto and the performance of each Loan Party of each Loan Document (as amended by the Amendment) to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting the properties of such Person or any of its Subsidiaries other than as contemplated hereby or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate in any material respect any Law applicable to such Loan Party or its properties.

(b) This Amendment and the Consent attached hereto, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Amendment and the Consent attached hereto, when so delivered, will constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and subject to equitable principles of general application.

SECTION 5. Conditions Subsequent Relating to the Mortgaged Properties. Within 90 days after the Term B1 Facility Effective Date (which time period may be extended by an additional 60 days in the sole discretion of the Administrative Agent), Borrower shall, and shall cause each Subsidiary to, furnish to the Administrative Agent record owner and lien searches with respect to each of the Mortgaged Properties confirming ownership of each such Mortgaged Property by the Subsidiary party to the Mortgage affecting such Mortgaged Property and showing no Liens of record other than those created by or permitted under the terms of the Mortgages.

SECTION 6. Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after each of the First Amendment Effective Date and the Term B1 Facility Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, in each case as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each of Holdings and the Borrower hereby (i) confirms and continues the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party, (b) acknowledges and agrees that the pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall be in favor of the Collateral Agent and shall continue to secure the Obligations and (c) pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to all of the right, title and interest of such Person in, to and under the Collateral to secure the payment in full of all of the Secured Obligations (in each case, as defined in the applicable Collateral Document). Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (on the terms set forth in the Collateral Documents) of such Person under the Loan Documents, in each case as amended by this Amendment. Each of Holdings and the Borrower hereby further agrees that (i) the Term B1 Loans made to the Borrower by the applicable Lenders and all Obligations owing to such Lenders shall be subject to and shall benefit from all of the provisions of the Credit Agreement and the other Loan Documents applicable to the Term B1 Loans and the other Loans and (ii) the Lenders providing Term B1 Loans are “Secured Parties” under the Security Agreement.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Costs, Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution, delivery and any modification of this Amendment and the other instruments and documents to be delivered by any Loan Party hereunder (including, without limitation, the reasonable fees and expenses of external counsel for the Administrative Agent invoiced to the Borrower in reasonable detail) in accordance with the terms of Section 11.04 of the Credit Agreement; provided that in no event shall the Borrower or any Loan Party be required to pay any fees, costs and expenses incurred by the Administrative Agent or its Affiliates in connection with the preparation, execution and delivery of this Amendment in excess of $100,000 (excluding for purposes of this proviso, any costs arising pursuant to Section 3.05 or Section 11.05 of the Credit Agreement). The Borrower further agrees to pay all costs incurred by any Lender pursuant to Section 3.05 of the Credit Agreement in connection with this Amendment.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOLO CUP COMPANY

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

SOLO CUP INVESTMENT CORPORATION

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert Klawinski
Name:	Robert Klawinski
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC.

By:	/s/ Suzanne Crymes
Name:	Suzanne Crymes
Title:	Vice-President

Harris Trust and Savings Bank

By:	/s/ Patrick J. McDonnell
Name:	Patrick J. McDonnell
Title:	Managing Director

CONSENT AND CONFIRMATION

Dated as of March 31, 2005

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party is continued, (c) the pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall be in favor of the Collateral Agent and shall continue to secure the Obligations, (d) it hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to all of the right, title and interest of such Person in, to and under the Collateral to secure the payment and performance in full of all of the Secured Obligations (in each case, as defined in the applicable Collateral Document), (e) the Term B1 Loans made to the Borrower by the applicable Lenders and all Obligations owing to such Lenders shall be subject to and shall benefit from all of the provisions of the Credit Agreement and the other Loan Documents applicable to Term B1 Loans and the other Loans, (f) the Lenders providing Term B1 Loans are “Secured Parties” under the Security Agreement and (g) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) on the terms set forth in the Collateral Documents.

SOLO CUP COMPANY, an Illinois corporation

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

SOLO MANAGEMENT COMPANY

By:	/s/ Ronald L. Whaley
Name:	Ronald L. Whaley
Title:	Chief Financial Officer

SOLO TEXAS, LLC

By:	SOLO CUP COMPANY, an Illinois corporation, its Sole Member

	By:	/s/ Susan H. Marks
	Name:	Susan H. Marks
	Title:	Chief Financial Officer

P.R. SOLO CUP, INC.

By:	/s/ Ronald L. Whaley
Name:	Ronald L. Whaley
Title:	Chief Financial Officer

SF HOLDINGS GROUP, INC.

By:	/s/ Ronald L. Whaley
Name:	Ronald L. Whaley
Title:	Treasurer

SWEETHEART CUP COMPANY INC.

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

LILY-CANADA HOLDING CORPORATION

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

CUPCORP, INC.

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Treasurer

EMERALD LADY INC.

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Treasurer

NEWCUP, LLC

By:	/s/ Ronald L. Whaley
Name:	Ronald L. Whaley
Title:	Sole Manager

EXHIBIT A

EXHIBIT C-1

FORM OF TERM B1 NOTE

                    ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                          or its registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the unpaid principal amount of each Term B1 Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of February 27, 2004 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, Solo Cup Investment Corporation, a Delaware corporation, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender and as an L/C Issuer, Harris Trust and Savings Bank, as Documentation Agent and as an L/C Issuer, and the other Agents named therein.

The Borrower promises to pay interest on the unpaid principal amount of each Term B1 Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term B1 Note is one of the Term B1 Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term B1 Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term B1 Note shall become, or may be declared to be, immediately due and payable, all as provided in the Agreement. Term B1 Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term B1 Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term B1 Note.

THIS TERM B1 NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SOLO CUP COMPANY

By
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
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